UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22216

GAMCO Natural Resources, Gold & Income Trust
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

GAMCO Natural Resources, Gold & Income Trust

Annual Report — December 31, 2020

(Y)our Portfolio Management Team

Caesar M. P. Bryan	Vincent Hugonnard-Roche

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return of the GAMCO Natural Resources, Gold & Income Trust (the Fund) was 5.2%, compared with total returns of (2.8)% and 35.9% for the Chicago Board Options Exchange (CBOE) Standard & Poor’s (S&P) 500 Buy/Write Index and the Philadelphia Gold & Silver (XAU) Index, respectively. The total return for the Fund’s publicly traded shares was (5.6)% The Fund’s NAV per share was $5.93, while the price of the publicly traded shares closed at $5.11 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabellicom.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (01/27/11)
GAMCO Natural Resources, Gold & Income Trust (GNT)
NAV Total Return (b)	5.22%	3.40%	8.14%	(1.64)%
Investment Total Return (c)	(5.56)	0.92	8.18	(3.09)
CBOE S&P 500 Buy/Write Index	(2.75)	2.32	5.33	6.02
XAU Index	35.93	20.18	27.00	(2.98	)(d)
Dow Jones US Basic Materials Index	18.32	5.91	12.31	6.34	(d)
S&P Global Agribusiness Equity Index	9.32	4.72	8.86	5.14	(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented Visit wwwgabellicom for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones US. Basic Materials Index measures the performance of the basic materials sector of the US. equity market The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

(d)	From January 31, 2011, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before options written as of December 31, 2020:

GAMCO Natural Resources, Gold & Income Trust

Long Positions

Metals and Mining	44.8%
US Government Obligations	19.2%
Energy and Energy Services	14.6%
Health Care	8.2%
Agriculture	4.6%
Machinery	3.4%
Food and Beverage	2.9%
Specialty Chemicals	2.3%
100.0%

Short Positions

Call Options Written	(5.9)%
Put Options Written	(0.4)%
(6.3)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Natural Resources, Gold & Income Trust
Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 79.8%
	Agriculture — 4.6%
48,000	Archer-Daniels-Midland Co.(a)	$2,401,200	$2,419,680
20,500	Bunge Ltd.(a)	1,728,382	1,344,390
74,990	Nutrien Ltd.(a)	5,008,378	3,611,518
		9,137,960	7,375,588
	Energy and Energy Services — 14.6%
11,700	Apache Corp	671,976	166,023
23,000	Baker Hughes Co	975,005	479,550
52,000	BP plc, ADR(a)	2,169,559	1,067,040
21,300	Cabot Oil & Gas Corp	548,674	346,764
28,145	Chevron Corp.(a)	3,591,832	2,376,845
7,400	Concho Resources Inc.(a)	857,885	431,790
17,400	ConocoPhillips	891,234	695,826
12,000	Devon Energy Corp	482,235	189,720
6,500	Diamondback Energy Inc	530,748	314,600
61,500	Eni SpA	1,180,863	642,224
18,200	EOG Resources Inc.(a)	1,704,255	907,634
68,500	Exxon Mobil Corp.(a)	5,760,414	2,823,570
19,000	Halliburton Co.(a)	1,025,193	359,100
5,000	Helmerich & Payne Inc	379,730	115,800
4,700	Hess Corp.(a)	322,465	248,113
6,500	HollyFrontier Corp	464,815	168,025
69,682	Kinder Morgan Inc.(a)	1,416,216	952,553
22,195	Marathon Petroleum Corp.(a)	1,431,552	917,985
8,098	Occidental Petroleum Corp.(a)	368,071	140,176
14,500	ONEOK Inc	994,650	556,510
15,200	Phillips 66(a)	1,603,064	1,063,088
5,100	Pioneer Natural Resources Co.(a)	992,032	580,839
150,500	Royal Dutch Shell plc, Cl. A	4,432,379	2,670,986
50,000	Schlumberger NV(a)	2,811,540	1,091,500
21,000	Suncor Energy Inc.(a)	841,298	352,380
15,000	Sunoco LP	359,138	431,700
31,200	The Williams Companies Inc.(a)	1,541,732	625,560
39,000	TOTAL SE, ADR(a)	2,365,425	1,634,490
16,300	Valero Energy Corp.(a)	1,635,503	922,091
		42,349,483	23,272,482
	Food and Beverage — 2.9%
83,594	Mowi ASA	2,053,629	1,862,140
15,000	Pilgrim’s Pride Corp.†	491,025	294,150
39,000	Tyson Foods Inc., Cl. A(a)	3,491,940	2,513,160
		6,036,594	4,669,450
	Health Care — 8.2%
10,000	IDEXX Laboratories Inc.†(a)	4,018,247	4,998,700
49,000	Zoetis Inc.(a)	7,600,865	8,109,500
		11,619,112	13,108,200
	Machinery — 3.4%
10,000	AGCO Corp	951,237	1,030,900
124,000	CNH Industrial NV†(a)	1,737,545	1,592,160

Shares		Cost	Market Value
10,000	Deere & Co.(a)	$2,329,420	$2,690,500
		5,018,202	5,313,560
	Metals and Mining — 43.8%
61,800	Agnico Eagle Mines Ltd.(a)	3,958,433	4,357,518
361,416	Alamos Gold Inc., Cl. A(a)	2,982,954	3,162,390
30,000	AngloGold Ashanti Ltd., ADR	786,267	678,600
147,000	B2Gold Corp	845,510	823,200
223,794	Barrick Gold Corp.(a)	5,244,053	5,098,027
475,000	Belo Sun Mining Corp.†	360,402	361,969
30,000	BHP Group Ltd., ADR(a)	1,728,850	1,960,200
175,000	Centamin plc	253,517	296,030
99,000	Centerra Gold Inc	823,677	1,146,406
75,000	Dundee Precious Metals Inc	331,462	539,123
87,900	Eldorado Gold Corp.†	1,030,865	1,166,433
70,255	Endeavour Mining Corp.†	1,557,808	1,634,813
145,000	Equinox Gold Corp.†	1,073,128	1,499,300
451,000	Evolution Mining Ltd	1,229,133	1,735,015
33,300	Franco-Nevada Corp.(a)	3,799,511	4,173,489
99,400	Freeport-McMoRan Inc	2,181,348	2,586,388
124,274	Fresnillo plc	2,487,621	1,919,525
70,000	Gold Fields Ltd., ADR	910,427	648,900
748,733	Gold Road Resources Ltd.†	742,330	764,837
263,724	Harmony Gold Mining Co. Ltd., ADR†	1,290,377	1,234,228
481,500	Hochschild Mining plc	1,654,915	1,368,262
83,500	Kinross Gold Corp	637,358	612,890
100,126	Kirkland Lake Gold Ltd.(a)	4,547,071	4,132,200
10,000	Labrador Iron Ore Royalty Corp	182,294	256,187
125,952	Newcrest Mining Ltd	2,745,320	2,503,307
61,200	Newmont Corp.(a)	3,466,547	3,665,268
67,085	Northern Dynasty Minerals Ltd.†	142,578	21,601
309,357	Northern Star Resources Ltd	2,227,879	3,026,550
314,975	OceanaGold Corp.†	893,858	608,719
76,700	Osisko Gold Royalties Ltd	1,019,954	971,931
29,100	Pan American Silver Corp	1,584,272	1,004,241
600,000	Perseus Mining Ltd.†	1,878,228	601,341
112,500	Pretium Resources Inc.†	1,233,449	1,291,500
50,000	Rio Tinto plc, ADR(a)	3,319,595	3,761,000
10,000	Royal Gold Inc	1,133,848	1,063,600
403,000	Saracen Mineral Holdings Ltd.†	864,313	1,475,791
59,000	SSR Mining Inc.†	977,332	1,186,490
169,000	Teranga Gold Corp.†	1,591,531	1,813,607
10,000	Torex Gold Resources Inc.†	244,151	149,974
71,500	Wesdome Gold Mines Ltd.†	751,338	596,536
10	Westgold Resources Ltd.†	14	20
81,850	Wheaton Precious Metals Corp.(a)	3,894,019	3,416,419
80,000	Yamana Gold Inc	508,000	456,800
		69,115,537	69,770,625
	Specialty Chemicals — 2.3%
26,000	CF Industries Holdings Inc.(a)	1,396,966	1,006,460

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust
Schedule of Investments (Continued) — December 31, 2020

		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
13,500	FMC Corp	$1,514,035	$1,551,555
47,000	The Mosaic Co.(a)	2,460,813	1,081,470
		5,371,814	3,639,485
	TOTAL COMMON STOCKS	148,648,702	127,149,390

	RIGHTS — 0.1%
	Metals and Mining — 0.1%
90,000	Pan American Silver Corp., CVR†	20,700	74,250
	WARRANTS — 0.0%
	Energy and Energy Services — 0.0%
1,012	Occidental Petroleum Corp.,
	expire 08/03/27†	5,009	6,892

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.6%
	Metals and Mining— 0.6%
$200,000	Fortuna Silver Mines Inc.
	4.650%, 10/31/24	200,000	341,500
350,000	Osisko Gold Royalties Ltd.
	4.000%, 12/31/22	273,022	291,598
350,000	Pretium Resources Inc.
	2.250%, 03/15/22	350,000	376,250
		823,022	1,009,348
	TOTAL CONVERTIBLE CORPORATE BONDS	823,022	1,009,348
	CORPORATE BONDS — 0.3%
	Metals and Mining — 0.3%
500,000	IAMGOLD Corp.,
	5.750%, 10/15/28(b)	500,000	508,125

	U.S. GOVERNMENT OBLIGATIONS — 19.2%
	U.S. Cash Management Bill — 0.6%
960,000	0.055%††, 2/16/2021	959,933	959,931
	U.S. Treasury Bills — 18.6%
29,590,000	0.070% to 0.120%†††,
	02/18/21 to 05/20/21(c)	29,583,862	29,585,742
	TOTAL U.S. GOVERNMENT OBLIGATIONS	30,543,795	30,545,673

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN — 100.0%		$180,541,228	159,293,678

OPTIONS WRITTEN — (6.3)% (Premiums received $7,732,013)			(10,000,064)
Market
Value
Other Assets and Liabilities (Net)	$(2,421,042)
PREFERRED STOCK
(1,170,102 preferred shares outstanding)	(29,252,550)
NET ASSETS — COMMON STOCK
(19,833,191 common shares outstanding)	$117,620,022

NET ASSET VALUE PER COMMON SHARE
($117,620,022 ÷ 19,833,191 shares outstanding)	$5.93

(a)	Securities, or a portion thereof, with a value of $53,210,610 were deposited with the broker as collateral for options written.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	At December 31, 2020, $21,190,000 of the principal amount was pledged as collateral for options written.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

†††	Represents annualized yields at dates of purchase. ADR American Depositary Receipt CVR Contingent Value Right

	% of Total	Market
Geographic Diversification	Investments*	Value
Long Positions
North America	78.9%	$125,607,499
Europe	8.4	13,526,070
Asia/Pacific	8.0	12,675,781
Latin America	3.1	4,922,600
South Africa	1.6	2,561,728
Total Investments — Long Positions	100.0%	$159,293,678

Short Positions
North America	(6.0)%	$(9,614,064)
Europe	(0.2)	(258,800)
Asia/Pacific	(0.1)	(127,200)
Total Investments — Short Positions	(6.3)%	$(10,000,064)

*	Total investments exclude options written.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2020

As of December 31, 2020, options written outstanding were as follows:

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
OTC Call Options
Written — (3.7)%
AGCO Corp.	Pershing LLC	50	USD	515,450	USD	92.50	03/19/21	$68,118
Agnico Eagle Mines Ltd.	Pershing LLC	215	USD	1,515,965	USD	70.00	01/15/21	52,135
Agnico Eagle Mines Ltd.	Pershing LLC	117	USD	824,967	USD	77.00	02/19/21	23,308
Agnico Eagle Mines Ltd.	Pershing LLC	80	USD	564,080	USD	85.00	02/19/21	5,578
Agnico Eagle Mines Ltd.	Pershing LLC	206	USD	1,452,506	USD	77.00	03/19/21	58,501
Alamos Gold Inc., Cl. A	Pershing LLC	1,009	USD	882,875	USD	10.50	01/15/21	4,625
Alamos Gold Inc., Cl. A	Pershing LLC	1,500	USD	1,312,500	USD	12.50	02/19/21	11,309
Alamos Gold Inc., Cl. A	Pershing LLC	525	USD	459,375	USD	11.25	05/21/21	24,580
Alamos Gold Inc., Cl. A	Pershing LLC	1,200	USD	1,050,000	USD	11.25	07/16/21	77,751
Apache Corp.	Pershing LLC	39	USD	55,341	USD	12.50	01/15/21	7,839
Archer-Daniels-Midland Co.	Pershing LLC	250	USD	1,260,250	USD	52.50	01/15/21	3,647
Archer-Daniels-Midland Co.	Pershing LLC	230	USD	1,159,430	USD	51.00	04/16/21	50,823
B2Gold Corp.	Pershing LLC	400	USD	224,000	USD	5.50	04/16/21	27,867
B2Gold Corp.	Pershing LLC	835	USD	467,600	USD	7.00	04/16/21	20,268
Baker Hughes Co.	Pershing LLC	70	USD	145,950	USD	20.00	01/15/21	8,839
Baker Hughes Co.	Pershing LLC	95	USD	198,075	USD	21.00	04/16/21	17,862
Baker Hughes Co.	Pershing LLC	65	USD	135,525	USD	22.00	06/18/21	12,659
Barrick Gold Corp.	Pershing LLC	675	USD	1,537,650	USD	27.00	03/19/21	34,762
Barrick Gold Corp.	Pershing LLC	125	USD	284,750	USD	29.00	03/19/21	4,035
Barrick Gold Corp.	Pershing LLC	750	USD	1,708,500	USD	27.50	04/16/21	48,868
Barrick Gold Corp.	Pershing LLC	688	USD	1,567,264	USD	28.00	06/18/21	65,023
BHP Group Ltd., ADR	Pershing LLC	100	USD	653,400	USD	45.00	01/15/21	203,406
BHP Group Ltd., ADR	Pershing LLC	100	USD	653,400	USD	52.50	05/21/21	131,549
BHP Group Ltd., ADR	Pershing LLC	100	USD	653,400	USD	65.00	08/20/21	60,395
BP plc, ADR	Pershing LLC	170	USD	348,840	USD	20.00	01/15/21	16,431
BP plc, ADR	Pershing LLC	211	USD	432,972	USD	21.50	03/19/21	21,942
BP plc, ADR	Pershing LLC	139	USD	285,228	USD	25.00	05/21/21	7,773
Bunge Ltd.	Pershing LLC	100	USD	655,800	USD	57.50	02/19/21	84,205
Bunge Ltd.	Pershing LLC	100	USD	655,800	USD	72.50	04/16/21	21,187
Cabot Oil & Gas Corp.	Pershing LLC	75	USD	122,100	USD	21.00	03/19/21	1,199
Cabot Oil & Gas Corp.	Pershing LLC	80	USD	130,240	USD	20.00	04/16/21	3,093
Cabot Oil & Gas Corp.	Pershing LLC	75	USD	122,100	USD	21.00	06/18/21	3,316
CF Industries Holdings Inc.	Pershing LLC	130	USD	503,230	USD	35.00	03/19/21	64,876
CF Industries Holdings Inc.	Pershing LLC	130	USD	503,230	USD	37.50	05/21/21	55,349
Chevron Corp.	Pershing LLC	30	USD	253,350	USD	12.00	01/15/21	12
Chevron Corp.	Pershing LLC	40	USD	337,800	USD	92.50	01/15/21	1,345

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2020

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
Chevron Corp.	Pershing LLC	80	USD	675,600	USD	82.50	02/19/21	$38,674
Chevron Corp.	Pershing LLC	73	USD	616,485	USD	93.00	03/19/21	16,452
Chevron Corp.	Pershing LLC	88	USD	743,160	USD	80.00	04/16/21	71,784
CNH Industrial NV	Pershing LLC	450	USD	577,800	USD	9.75	01/15/21	139,474
CNH Industrial NV	Pershing LLC	450	USD	577,800	USD	10.75	03/19/21	102,454
CNH Industrial NV	Pershing LLC	340	USD	436,560	USD	12.00	06/18/21	59,945
Concho Resources Inc.	Pershing LLC	20	USD	116,700	USD	65.00	01/15/21	872
Concho Resources Inc.	Pershing LLC	20	USD	116,700	USD	59.00	02/19/21	7,283
Concho Resources Inc.	Pershing LLC	34	USD	198,390	USD	70.00	03/19/21	5,168
ConocoPhillips	Pershing LLC	18	USD	71,982	USD	40.00	01/15/21	2,823
ConocoPhillips	Pershing LLC	56	USD	223,944	USD	40.00	02/19/21	14,593
ConocoPhillips	Pershing LLC	100	USD	399,900	USD	40.00	05/21/21	41,095
Deere & Co.	Pershing LLC	70	USD	1,883,350	USD	220.00	03/19/21	353,369
Deere & Co.	Pershing LLC	30	USD	807,150	USD	250.00	06/18/21	96,108
Devon Energy Corp.	Pershing LLC	50	USD	79,050	USD	17.00	04/16/21	8,293
Devon Energy Corp.	Pershing LLC	7	USD	11,067	USD	20.00	07/16/21	1,010
Diamondback Energy Inc.	Pershing LLC	20	USD	96,800	USD	70.00	01/15/21	73
Diamondback Energy Inc.	Pershing LLC	20	USD	96,800	USD	40.00	03/19/21	21,368
Diamondback Energy Inc.	Pershing LLC	25	USD	121,000	USD	50.00	05/21/21	17,884
Eni SpA	Morgan Stanley	40	EUR	170,960	EUR	7.00	02/19/21	39,174
Eni SpA	Morgan Stanley	40	EUR	170,960	EUR	7.80	03/19/21	23,846
Eni SpA	Morgan Stanley	40	EUR	170,960	EUR	9.50	05/21/21	6,597
EOG Resources Inc.	Pershing LLC	67	USD	334,129	USD	45.00	01/15/21	33,662
EOG Resources Inc.	Pershing LLC	60	USD	299,220	USD	52.00	03/19/21	21,903
EOG Resources Inc.	Pershing LLC	55	USD	274,285	USD	57.50	05/21/21	17,905
Equinox Gold Corp.	Pershing LLC	485	USD	501,490	USD	13.50	05/21/21	28,581
Exxon Mobil Corp.	Pershing LLC	196	USD	807,912	USD	45.00	02/19/21	17,189
Exxon Mobil Corp.	Pershing LLC	202	USD	832,644	USD	37.50	04/16/21	101,339
Exxon Mobil Corp.	Pershing LLC	65	USD	267,930	USD	42.00	04/16/21	17,547
Exxon Mobil Corp.	Pershing LLC	100	USD	412,200	USD	43.00	05/21/21	24,482
Exxon Mobil Corp.	Pershing LLC	15	USD	61,830	USD	45.00	05/21/21	2,774
Exxon Mobil Corp.	Pershing LLC	107	USD	441,054	USD	50.00	05/21/21	9,732
FMC Corp.	Pershing LLC	65	USD	747,045	USD	110.00	02/19/21	52,908
FMC Corp.	Pershing LLC	70	USD	804,510	USD	115.00	04/16/21	49,200
Franco-Nevada Corp.	Pershing LLC	132	USD	1,654,356	USD	145.00	03/19/21	26,187
Halliburton Co.	Pershing LLC	90	USD	170,100	USD	15.00	01/15/21	36,153
Halliburton Co.	Pershing LLC	100	USD	189,000	USD	20.00	03/19/21	14,774
Helmerich & Payne Inc.	Pershing LLC	25	USD	57,900	USD	27.50	03/19/21	2,370
Hess Corp.	Pershing LLC	24	USD	126,696	USD	60.00	01/15/21	811
Hess Corp.	Pershing LLC	23	USD	121,417	USD	62.00	03/19/21	4,188
HollyFrontier Corp.	Pershing LLC	29	USD	74,965	USD	27.50	03/19/21	5,126
HollyFrontier Corp.	Pershing LLC	36	USD	93,060	USD	33.00	06/18/21	4,448
Kinder Morgan Inc.	Pershing LLC	180	USD	246,060	USD	17.00	01/15/21	81

  See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2020

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
Kinder Morgan Inc.	Pershing LLC	235	USD	321,245	USD	17.00	03/19/21	$1,650
Kinder Morgan Inc.	Pershing LLC	225	USD	307,575	USD	16.00	06/18/21	7,184
Kinross Gold Corp.	Pershing LLC	418	USD	306,812	USD	9.00	04/16/21	15,748
Kinross Gold Corp.	Pershing LLC	117	USD	85,878	USD	10.00	05/21/21	4,027
Kirkland Lake Gold Ltd.	Pershing LLC	61	USD	251,747	USD	60.00	01/15/21	3
Kirkland Lake Gold Ltd.	Pershing LLC	247	USD	1,019,369	USD	47.00	03/19/21	39,620
Kirkland Lake Gold Ltd.	Pershing LLC	186	USD	767,622	USD	65.00	03/19/21	2,933
Kirkland Lake Gold Ltd.	Pershing LLC	335	USD	1,382,545	USD	50.00	04/16/21	46,459
Kirkland Lake Gold Ltd.	Pershing LLC	172	USD	709,844	USD	47.00	07/16/21	57,819
Marathon Petroleum Corp.	Pershing LLC	27	USD	111,672	USD	42.50	01/15/21	3,310
Marathon Petroleum Corp.	Pershing LLC	60	USD	248,160	USD	52.50	01/15/21	91
Marathon Petroleum Corp.	Pershing LLC	12	USD	49,632	USD	42.00	02/19/21	3,112
Marathon Petroleum Corp.	Pershing LLC	83	USD	343,288	USD	37.50	03/19/21	46,926
Marathon Petroleum Corp.	Pershing LLC	40	USD	165,440	USD	40.00	05/21/21	20,052
Mowi ASA	Morgan Stanley	35,000	NOK	6,685,000	NOK	190.00	02/19/21	34,445
Mowi ASA	Morgan Stanley	35,000	NOK	6,685,000	NOK	200.00	04/16/21	26,176
Newcrest Mining Ltd.	Morgan Stanley	400	AUD	1,031,200	AUD	35.00	02/19/21	163
Newcrest Mining Ltd.	Morgan Stanley	350	AUD	902,300	AUD	30.00	03/19/21	9,309
Newcrest Mining Ltd.	Pershing LLC	510	AUD	1,314,780	AUD	30.00	05/20/21	27,900
Newmont Corp.	Pershing LLC	150	USD	898,350	USD	75.00	01/15/21	159
Newmont Corp.	Pershing LLC	87	USD	521,043	USD	65.00	03/19/21	16,610
Newmont Corp.	Pershing LLC	150	USD	898,350	USD	63.00	04/16/21	46,554
Newmont Corp.	Pershing LLC	205	USD	1,227,745	USD	65.00	05/21/21	64,120
Northern Star Resources Ltd.	Morgan Stanley	906	AUD	1,149,714	AUD	14.89	02/19/21	23,340
Northern Star Resources Ltd.	The Goldman Sachs Group Inc.	1,532	AUD	1,944,108	AUD	15.00	04/15/21	66,489
Nutrien Ltd.	Pershing LLC	250	USD	1,204,000	USD	40.00	02/18/21	210,063
Nutrien Ltd.	Pershing LLC	250	USD	1,204,000	USD	45.00	03/19/21	116,316
Nutrien Ltd.	Pershing LLC	250	USD	1,204,000	USD	50.00	05/21/21	68,938
ONEOK Inc.	Pershing LLC	40	USD	153,520	USD	30.00	01/15/21	33,686
ONEOK Inc.	Pershing LLC	65	USD	249,470	USD	40.00	03/19/21	14,533
ONEOK Inc.	Pershing LLC	40	USD	153,520	USD	45.00	04/16/21	5,892
Pan American Silver Corp.	Pershing LLC	146	USD	503,846	USD	28.00	03/19/21	110,559
Phillips 66	Pershing LLC	35	USD	244,790	USD	70.00	01/15/21	8,815
Phillips 66	Pershing LLC	10	USD	69,940	USD	72.50	01/15/21	1,481
Phillips 66	Pershing LLC	50	USD	349,700	USD	64.00	02/19/21	38,504

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2020

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
Phillips 66	Pershing LLC	30	USD	209,820	USD	72.50	02/19/21	$9,546
Phillips 66	Pershing LLC	35	USD	244,790	USD	65.00	04/16/21	31,300
Pioneer Natural Resources Co.	Pershing LLC	18	USD	205,002	USD	120.00	01/15/21	3,740
Pioneer Natural Resources Co.	Pershing LLC	18	USD	205,002	USD	117.50	03/19/21	15,816
Pioneer Natural Resources Co.	Pershing LLC	16	USD	182,224	USD	140.00	06/18/21	9,706
Pretium Resources Inc.	Pershing LLC	375	USD	430,500	USD	15.00	05/21/21	21,304
Rio Tinto plc, ADR	Pershing LLC	170	USD	1,278,740	USD	58.00	01/15/21	293,463
Rio Tinto plc, ADR	Pershing LLC	160	USD	1,203,520	USD	60.00	03/19/21	219,397
Rio Tinto plc, ADR	Pershing LLC	170	USD	1,278,740	USD	72.50	05/21/21	99,770
Royal Dutch Shell plc, Cl. A	Morgan Stanley	40	GBP	519,120	GBp	1,600.00	01/15/21	89
Royal Dutch Shell plc, Cl. A	Morgan Stanley	50	GBP	648,900	GBp	1,200.00	03/19/21	92,236
Royal Dutch Shell plc, Cl. A	Morgan Stanley	61	GBP	791,658	GBp	1,500.00	06/18/21	36,236
Royal Gold Inc.	Pershing LLC	55	USD	584,980	USD	115.00	02/19/21	16,389
Royal Gold Inc.	Pershing LLC	45	USD	478,620	USD	115.00	04/16/21	23,381
Schlumberger NV	Pershing LLC	200	USD	436,600	USD	20.00	01/15/21	40,632
Schlumberger NV	Pershing LLC	130	USD	283,790	USD	20.00	02/19/21	33,491
Schlumberger NV	Pershing LLC	100	USD	218,300	USD	18.50	03/19/21	39,259
Schlumberger NV	Pershing LLC	70	USD	152,810	USD	24.00	03/19/21	8,193
Suncor Energy Inc.	Pershing LLC	75	USD	125,850	USD	16.50	01/15/21	6,191
Suncor Energy Inc.	Pershing LLC	75	USD	125,850	USD	20.00	03/19/21	3,412
Suncor Energy Inc.	Pershing LLC	75	USD	125,850	USD	20.00	06/18/21	7,883
Sunoco LP	Pershing LLC	50	USD	143,900	USD	27.00	01/15/21	10,567
Sunoco LP	Pershing LLC	50	USD	143,900	USD	25.00	02/19/21	17,440
Sunoco LP	Pershing LLC	50	USD	143,900	USD	27.00	03/19/21	11,748
The Mosaic Co.	Pershing LLC	140	USD	322,140	USD	20.00	01/15/21	44,064
The Mosaic Co.	Pershing LLC	170	USD	391,170	USD	22.00	03/19/21	45,640
The Mosaic Co.	Pershing LLC	160	USD	368,160	USD	24.00	05/21/21	40,084
The Williams Companies Inc.	Pershing LLC	31	USD	62,155	USD	21.00	02/19/21	1,972
The Williams Companies Inc.	Pershing LLC	110	USD	220,550	USD	23.00	02/19/21	2,027
The Williams Companies Inc.	Pershing LLC	144	USD	288,720	USD	21.00	03/19/21	10,167
The Williams Companies Inc.	Pershing LLC	27	USD	54,135	USD	23.00	05/21/21	1,521
TOTAL SE, ADR	Pershing LLC	130	USD	544,830	USD	35.00	02/19/21	94,446
TOTAL SE, ADR	Pershing LLC	100	USD	419,100	USD	42.00	03/19/21	26,351

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2020

		Number of	Notional		Exercise		Expiration	Market
Description	Counterparty	Contracts	Amount		Price		Date	Value
TOTAL SE, ADR	Pershing LLC	125	USD	523,875	USD	46.75	05/21/21	$18,987
Tyson Foods Inc., Cl. A	Pershing LLC	130	USD	837,720	USD	72.50	04/16/21	17,261
Valero Energy Corp.	Pershing LLC	40	USD	226,280	USD	60.00	01/15/21	3,805
Valero Energy Corp.	Pershing LLC	55	USD	311,135	USD	60.00	02/19/21	13,032
Valero Energy Corp.	Pershing LLC	55	USD	311,135	USD	50.00	03/19/21	46,305
Valero Energy Corp.	Pershing LLC	13	USD	73,541	USD	70.00	06/18/21	3,057
Wheaton Precious Metals Corp.	Pershing LLC	144	USD	601,056	USD	50.00	05/21/21	27,460
Wheaton Precious Metals Corp.	Pershing LLC	225	USD	939,150	USD	50.00	06/18/21	49,598
Zoetis Inc.	Pershing LLC	160	USD	2,648,000	USD	162.00	03/19/21	151,320
Zoetis Inc.	Pershing LLC	150	USD	2,482,500	USD	162.00	06/18/21	192,969
TOTAL OTC CALL OPTIONS WRITTEN								$5,858,415

OTC Put Options Written — (0.3)%
Energy Select Sector SPDR ETF	Pershing LLC	452	USD	1,713,080	USD	32.50	01/15/21	$1,994
Energy Select Sector SPDR ETF	Pershing LLC	600	USD	2,274,000	USD	32.00	05/21/21	81,054
iShares Global Clean Energy ETF	Pershing LLC	300	USD	847,200	USD	21.00	06/18/21	23,856
VanEck Vectors Gold Miners ETF	Pershing LLC	1,300	USD	4,749,290	USD	31.00	04/16/21	121,348
VanEck Vectors Gold Miners ETF	Pershing LLC	1,250	USD	4,566,625	USD	31.00	05/21/21	156,787
TOTAL OTC PUT OPTIONS WRITTEN								$385,039

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2020

	Number of	Notional		Exercise		Expiration	Market
Description	Contracts	Amount		Price		Date	Value
Eldorado Gold Corp.	240	USD	318,480	USD	17.00	07/16/21	$30,000
Endeavour Mining Corp.	280	CAD	829,360	CAD	34.00	01/15/21	3,410
Endeavour Mining Corp.	90	CAD	266,580	CAD	35.00	03/19/21	8,661
Endeavour Mining Corp.	335	CAD	992,270	CAD	40.00	04/16/21	17,107
Endeavour Mining Corp.	90	CAD	266,580	CAD	36.00	07/16/21	17,499
Energy Select Sector SPDR ETF	290	USD	1,099,100	USD	38.00	02/19/21	60,900
Energy Select Sector SPDR ETF	450	USD	1,705,500	USD	39.00	03/19/21	101,700
Equinox Gold Corp.	485	USD	501,490	USD	12.50	01/15/21	3,395
Franco-Nevada Corp.	21	USD	263,193	USD	150.00	01/15/21	147
Franco-Nevada Corp.	110	USD	1,378,630	USD	135.00	02/19/21	29,920
Franco-Nevada Corp.	70	USD	877,310	USD	140.00	07/16/21	51,100
Freeport-McMoRan Inc.	494	USD	1,285,388	USD	20.00	01/15/21	301,340
Freeport-McMoRan Inc.	500	USD	1,301,000	USD	28.00	03/19/21	90,000
Gold Fields Ltd., ADR	350	USD	324,450	USD	16.00	01/15/21	7,000
Gold Fields Ltd., ADR	350	USD	324,450	USD	17.00	04/16/21	3,500
Gold Fields Ltd., ADR	350	USD	324,450	USD	13.00	07/16/21	21,875
Harmony Gold Mining Co. Ltd., ADR	1,845	USD	863,460	USD	4.00	01/15/21	132,840
Harmony Gold Mining Co. Ltd., ADR	792	USD	370,656	USD	7.00	02/19/21	7,920
Helmerich & Payne Inc.	25	USD	57,900	USD	27.50	06/18/21	4,750
IDEXX Laboratories Inc.	40	USD	1,999,480	USD	300.00	01/15/21	800,000
IDEXX Laboratories Inc.	30	USD	1,499,610	USD	470.00	02/19/21	131,250
IDEXX Laboratories Inc.	30	USD	1,499,610	USD	500.00	04/16/21	102,000
Kinross Gold Corp.	150	USD	110,100	USD	10.00	02/19/21	1,350
Kinross Gold Corp.	150	USD	110,100	USD	11.00	02/19/21	1,050
Occidental Petroleum Corp.	41	USD	70,971	USD	25.00	01/15/21	123
Occidental Petroleum Corp.	40	USD	69,240	USD	15.00	02/19/21	12,600
Osisko Gold Royalties Ltd.	330	CAD	532,290	CAD	15.00	01/15/21	648
Osisko Gold Royalties Ltd.	350	CAD	564,550	CAD	18.00	04/16/21	19,935
Pan American Silver Corp.	75	USD	258,825	USD	23.00	01/15/21	85,875
Pilgrim’s Pride Corp.	75	USD	147,075	USD	21.00	01/15/21	900
Pilgrim’s Pride Corp.	75	USD	147,075	USD	20.00	03/19/21	10,125
Pretium Resources Inc.	400	USD	459,200	USD	13.00	01/15/21	4,000
Pretium Resources Inc.	375	USD	430,500	USD	14.00	03/19/21	15,000
SSR Mining Inc.	340	USD	683,740	USD	24.00	03/19/21	25,500
SSR Mining Inc.	250	USD	502,750	USD	23.00	06/18/21	47,500
Teranga Gold Corp.	500	CAD	683,000	CAD	18.00	01/15/21	98,201
Teranga Gold Corp.	315	CAD	430,290	CAD	15.00	04/16/21	65,579
Teranga Gold Corp.	315	CAD	430,290	CAD	16.00	04/16/21	66,816
Torex Gold Resources Inc.	100	CAD	190,900	CAD	20.00	01/15/21	3,142
VanEck Vectors Gold Miners ETF	270	USD	986,391	USD	43.00	01/15/21	270
VanEck Vectors Gold Miners ETF	540	USD	1,972,782	USD	42.00	02/19/21	24,840
VanEck Vectors Gold Miners ETF	540	USD	1,972,782	USD	41.00	06/18/21	111,780
Wheaton Precious Metals Corp.	190	USD	793,060	USD	65.00	01/15/21	190

  See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2020

	Number of	Notional		Exercise		Expiration	Market
Description	Contracts	Amount		Price		Date	Value
Wheaton Precious Metals Corp.	130	USD	542,620	USD	55.00	03/19/21	$7,020
Wheaton Precious Metals Corp.	130	USD	542,620	USD	60.00	03/19/21	3,770
Yamana Gold Inc.	400	USD	228,400	USD	8.00	01/15/21	400
Yamana Gold Inc.	400	USD	228,400	USD	9.00	04/16/21	3,600
Yamana Gold Inc.	400	USD	228,400	USD	7.00	07/16/21	18,000
Zoetis Inc.	180	USD	2,979,000	USD	125.00	01/15/21	730,800
TOTAL EXCHANGE TRADED CALL OPTIONS WRITTEN							$3,558,450

Exchange Traded Put Options Written — (0.1)%
Energy Select Sector SPDR ETF	188	USD	712,520	USD	27.00	01/15/21	$188
Energy Select Sector SPDR ETF	600	USD	2,274,000	USD	32.00	03/19/21	39,000
iShares Global Clean Energy ETF	300	USD	847,200	USD	21.00	04/16/21	15,000
NextEra Energy Partners LP	65	USD	435,825	USD	60.00	01/15/21	1,137
NextEra Energy Partners LP	85	USD	569,925	USD	60.00	04/16/21	19,635
VanEck Vectors Gold Miners ETF	1,400	USD	5,114,620	USD	32.00	03/19/21	123,200
TOTAL EXCHANGE TRADED PUT OPTIONS WRITTEN							$198,160

TOTAL OPTIONS WRITTEN							$10,000,064

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments in securities, at value (cost $180,541,228)	$159,293,678
Foreign currency, at value (cost $52,842)	52,916
Deposit at brokers	2,875,863
Receivable for investments securities sold	516,402
Dividends and interest receivable	209,063
Deferred offering expense	66,010
Prepaid expenses.	4,572
Total Assets	163,018,504
Liabilities:
Options written, at value (premiums received $7,732,013)	10,000,064
Payable to brokers	1,418,019
Payable to custodian	861,494
Distributions payable	21,127
Payable for investments securities purchased	3,404,952
Payable for Fund shares redeemed	28,693
Payable for investment advisory fees.	123,914
Payable for payroll expenses	27,833
Payable for accounting fees	3,750
Other accrued expenses	256,086
Total Liabilities	16,145,932
Preferred Shares, $0.001 par value, unlimited number of shares authorized:
Series A Cumulative Preferred Shares (5.200%, $25 liquidation value,1,170,102 shares outstanding).	29,252,550
Net Assets Attributable to Common Shareholders
$117,620,022
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$240,238,842
Total accumulated loss	(122,618,820)
Net Assets	$117,620,022
Net Asset Value per Common Share:
($117,620,022 ÷ 19,833,191 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.93

Statement of Operations
For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $152,700)	$2,593,492
Interest	195,337
Total Investment Income	2,788,829
Expenses:
Investment advisory fees	1,448,850
Shelf offering expense	130,872
Shareholder communications expenses	120,985
Legal and audit fees	116,318
Payroll expenses	107,527
Trustees’ fees	75,500
Dividend expense on securities sold short	67,041
Accounting fees	45,000
Shareholder services fees	28,166
Custodian fees	19,265
Interest expense	233
Service fees for securities sold short (See Note 2)	2,984
Miscellaneous expenses	95,922
Total Expenses.	2,258,663
Less:
Expenses paid indirectly by broker (See Note 3)	(1,790)
Net Expenses	2,256,873
Net Investment Income	531,956
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized gain on investments in securities	8,193,777
Net realized gain on securities sold short	1,783,098
Net realized gain on written options	3,896,606
Net realized gain on foreign currency transactions	4,245
Net realized gain on investments, securities sold short, written options, and foreign currency transactions	13,877,726
Net change in unrealized appreciation/depreciation:
on investments in securities	(7,919,402)
on written options	(768,604)
on foreign currency translations	(34)
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(8,688,040)
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency	5,189,686
Net Increase in Net Assets Resulting from Operations	5,721,642
Total Distributions to Preferred Shareholders	(1,522,115)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,199,527

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$531,956	$563,986
Net realized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	13,877,726	(8,131,531)
Net change in unrealized appreciation/depreciation on investments, written options,and foreign currency translations	(8,688,040)	30,780,378
Net Increase in Net Assets Resulting from Operations	5,721,642	23,212,833
Distributions to Preferred Shareholders:
Accumulated earnings	(1,067,709)	(979,208)
Return of capital	(454,406)	(545,902)
Total Distributions to Preferred Shareholders	(1,522,115)	(1,525,110)
Net Increase in Net Asset Attributable to Common Shareholders Resulting from Operations	4,199,527	21,687,723

Distributions to Common Shareholders:
Return of capital	(9,924,203)	(12,537,566)
Total Distributions to Common Shareholders	(9,924,203)	(12,537,566)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	82,569	43,666
Net increase in net assets from repurchase of preferred shares	9,267	24,115
Net decrease from repurchase of common shares	(5,416,574)	(14,314)
Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(5,324,738)	53,467
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(11,049,414)	9,203,624

Net Assets Attributable to Common Shareholders:
Beginning of year	128,669,436	119,465,812
End of year	$117,620,022	$128,669,436

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust
Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Operating Performance:
Net asset value, beginning of year	$6.16	$5.72	$7.11	$7.14	$6.49
Net investment income	0.02	0.03	0.06	0.05	0.01
Net realized and unrealized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	0.26	1.08	(0.78)	0.59	1.47
Total from investment operations	0.28	1.11	(0.72)	0.64	1.48
Distributions to Preferred Shareholders: (a)
Net investment income	(0.05)	(0.05)	(0.06)	(0.01)	—
Return of capital	(0.02)	(0.02)	(0.01)	—	—
Total distributions to preferred shareholders	(0.07)	(0.07)	(0.07)	(0.01)	—
Distributions to Common Shareholders:
Net investment income	—	—	—	(0.06)	(0.03)
Return of capital	(0.48)	(0.60)	(0.60)	(0.54)	(0.81)
Total distributions to common shareholders	(0.48)	(0.60)	(0.60)	(0.60)	(0.84)
Fund Share Transactions:
Increase in net asset value from common share transactions	—	0.00 (b)	—	0.00 (b)	0.01
Increase in net asset value from repurchase of common shares	0.04	0.00 (b)	—	—	—
Increase in net asset value from repurchase of preferred shares	0.00 (b)	0.00 (b)	0.00 (b)	—	—
Offering costs for preferred shares charged to paid-in capital	—	—	—	(0.06)	—
Total fund share transactions	0.04	0.00 (b)	0.00 (b)	(0.06)	0.01
Net Asset Value, End of Year	$5.93	$6.16	$5.72	$7.11	$7.14
NAV total return†	5.22%	19.04%	(11.75)%	8.29%	23.53%
Market value, end of year	$5.11	$5.96	$4.95	$6.71	$6.67
Investment total return††	(5.56)%	33.64%	(18.56)%	9.59%	31.52%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$146,873	$158,002	$149,051	$178,668	—
Net assets attributable to common shares, end of year (in 000’s)	$117,620	$128,669	$119,466	$148,668	$149,032
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.46%	0.45%	0.93%	0.74%	0.20%
Ratio of operating expenses to average net assets attributable to common shares(c)(d)(e)	1.94%	1.72%	1.68%	1.38%	1.37	%(f)
Portfolio turnover rate	95.0%	108.6%	166.9%	237.9%	183.0%

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust
Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Cumulative Preferred Shares:
5.200% Series A Preferred(g)
Liquidation value, end of year (in 000’s)	$29,253	$29,333	$29,585	$30,000	—
Total shares outstanding (in 000’s)	1,170	1,173	1,183	1,200	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value(h)	$25.44	$24.66	$23.56	$24.92	—
Asset coverage per share	$125.52	$134.66	$125.95	$148.89	—
Asset Coverage	502%	539%	504%	596%	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented there was no impact on the expense ratios.
(d)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2020, 2019, 2018, and 2017, would have been 1.55%, 1.39%, 1.38%, and 1.33%, respectively.
(e)	Ratio of operating expenses to average net assets attributable to common shares excluding interest and dividend expense and service fees on securities sold short for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 was 1.88%, 1.69%, 1.67%, 1.36%, and 1.36%, respectively, and 1.50%, 1.36%, 1.37%, and 1.31% including liquidation value of preferred shares for the years ended December 31, 2020, 2019, 2018, and 2017.
(f)	For the year ended December 31, 2016, the ratio of operating expenses to average net assets excluded dividend expense and service fees on securities sold short. Including dividend expense and service fees on securities sold short, for the year ended December 31, 2016, the ratio of operating expenses to average net assets would have been 1.39%.
(g)	The 5.200% Series A was issued October 26, 2017.
(h)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements

1. Organization. The GAMCO Natural Resources, Gold & Income Trust (the Fund) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on June 26, 2008 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on January 27, 2011.

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends, and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing at least 80% of its assets in equity securities of companies principally engaged in the natural resources and gold industries. As part of its investment strategy, the Fund intends to generate current income from short term gains through an option strategy of writing (selling) covered call options of the equity securities in its portfolio. The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has fully adopted the updates set forth in ASU 2018-13 in these financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES: ASSETS (Market Value):
Common Stocks(a)	$127,149,390	—	$127,149,390
Rights (a)	74,250	—	74,250
Warrants (a)	6,892	—	6,892
Convertible Corporate Bonds (a)	—	$1,009,348	1,009,348
Corporate Bonds (a)	—	508,125	508,125
U.S. Government Obligations	—	30,545,673	30,545,673
TOTAL INVESTMENTS IN SECURITIES	$127,230,532	$32,063,146	$159,293,678
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(1,668,534)	$(7,748,331)	$(9,416,865)
Put Options Written	(197,023)	(386,176)	(583,199)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(1,865,557)	$(8,134,507)	$(10,000,064)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at December 31, 2020 or December 31, 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current ids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2020 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2020 had an average monthly market value of approximately $11,199,150.

At December 31, 2020, the Fund’s derivative liabilities (by type) were as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
OTC Equity Written Options	$6,243,454	—	$6,243,454

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2020:

		Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$5,885,354	$(5,885,354)	—	—
Morgan Stanley	291,611	(291,611)	—	—
The Goldman Sachs Group, Inc.	66,489	(66,489)	—	—
Total	$6,243,454	$(6,243,454)	—	—

As of December 31, 2020, the value of options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within investments at value. The value of equity options written can be found in the Statement of Assets and Liabilities, under Liabilities, Options written, at value. For the year ended December 31, 2020, the effect of options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments,

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on investments and Net change in unrealized appreciation/depreciation on investments. The effect of equity options written can be found in the Statement of Operations under Net Realized and Unrealized Gain/Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on written options, and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2020, the Fund incurred $2,984 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. As of December 31, 2020, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the sale of investments in passive foreign investment companies, disallowed expenses, and capitalized dividends on securities sold short. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $202,511, with an offsetting adjustment to total accumulated loss.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.200% Series A Cumulative Preferred Shares (Series A Preferred) are accrued on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Common	Preferred	Common	Preferred
Distributions paid from:

Ordinary income	—	$1,067,709	—	$979,208
Return of capital	$9,924,203	454,406	$12,537,566	545,902
Total distributions paid	$9,924,203	$1,522,115	$12,537,566	$1,525,110

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$ (91,167,747)
Net unrealized depreciation on investments, written options, and foreign currency translations	(31,429,946)
Other temporary differences*	(21,127)
Total	$(122,618,820)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2020, the Fund had net long term capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as short term or long term capital losses.

The Fund utilized $9,239,405 of the capital loss carryforward for the year ended December 31, 2020.

Long term capital loss carryforward with no expiration	$(91,167,747)

At December 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to the deferral of losses from wash sales for tax purposes, outstanding basis adjustments on partnerships, and cumulative mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at December 31, 2020:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments and derivative instruments	$180,748,762	$11,872,598	$(43,302,786)	$(31,430,188)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2020, the Fund paid $24,626 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,790.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2020, the Fund accrued $107,527 in Payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $126,202,203 and $140,798,920, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2020 and 2019, the Fund repurchased and retired 1,082,741 and 2,800, respectively, of its common shares at an investment of $5,416,574 and $14,314, respectively, and an average discount of approximately 14.70% and 13.96%, respectively, from its NAV.

GAMCO Natural Resources, Gold & IncomeTrust
Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the years ended December 31, 2020 and 2019, respectively were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	13,820	$82,569	7,402	$43,666
Net decrease from repurchase of common shares.	(1,082,741)	(5,416,574)	(2,800)	(14,314)
Net increase/(decrease)	(1,068,921)	$(5,334,005)	4,602	$29,352

As of December 31, 2020, the Fund has approximately $200 million available for issuance of common or preferred shares under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of $0.001 par value Preferred Shares. On October 26, 2017, the Fund issued 1,200,000 shares of 5.200% Series A Cumulative Preferred Shares (Series A Preferred), receiving $28,851,132, after the deduction of offering expenses of $203,868 and underwriting fees of $945,000. The Series A Preferred has a liquidation value of $25 per share, an annual dividend rate of 5.200%, and is noncallable before October 26, 2022. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than $25 liquidation value per share. During the years ended December 31, 2020 and 2019, the Fund repurchased and retired 3,200 and 10,098 of the Series A Preferred shares in the open market at an investment of $70,473 and $228,335 and an average discount of approximately 11.95% and 9.59% from its liquidation preference, respectively. At December 31, 2020, 1,170,102 shares were outstanding and accrued dividends amounted to $21,127.

The Series A Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a

GAMCO Natural Resources, Gold & Income Trust
Notes to Financial Statements (Continued)

majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Natural Resources, Gold & Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
GAMCO Natural Resources, Gold & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO Natural Resources, Gold & Income Trust (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 26, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Unaudited)

Summary of Updated Information Regarding the Fund

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders as of December 31, 2019, for the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you invested in the Fund.

Investment Objective and Strategies

There have been no material changes to the Fund’s investment objective or principal investment strategies since the Fund’s last annual report to shareholders.

Investment Objective

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

To meet the objective of providing a high level of current income, the Fund intends to invest in income producing securities such as equity securities, convertible securities and other securities and earn short-term gains from a strategy of writing covered call options on equity securities in its portfolio. The Fund will seek dividend income through investments in equity securities such as common stock or convertible preferred stock. The Fund will seek interest income through investments in convertible or corporate bonds.

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets, which includes the amount of any borrowings for investment purposes, in securities of companies principally engaged in the natural resources and gold industries. The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the natural resources industry, which includes companies principally engaged in the exploration, production or distribution of natural resources, such as metals (including both precious metals — such as silver and platinum — and base (i.e., non-precious) metals — such as copper, lead, nickel and zinc), paper, food, agriculture, forestry products, water, gas, oil, sustainable energy and other commodities as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). Related transportation companies and equipment manufacturers, such as agriculture transportation vehicles and farm equipment manufacturers, are vital components of the natural resource industry and are therefore included within the definition of Natural Resources Companies. The Fund will invest at least 25% of its assets in the securities of companies principally engaged in the gold industry, which includes companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities (“Gold Companies”). Companies principally engaged in the financing, managing, controlling or operating of companies engaged in “gold-related” activities include companies that own or receive royalties on the production of gold; such companies are vital components of the gold industry and are therefore included within the definition of Gold Companies.

The Fund may invest without limitation in the securities of domestic and foreign issuers. The Fund expects that its assets will usually be invested in several countries. To the extent that the natural resources and gold industries are concentrated in any given geographic region, such as Europe, North America or Asia, a relatively high proportion of the Fund’s assets may be invested in that particular region.

Principally engaged means a company that derives at least 50% of its revenues or earnings from or devotes at least 50% of its assets to the indicated businesses.

Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, including exchange traded funds, securities of issuers subject to reorganization, or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the U.S. government) and money market instruments.

As part of its investment strategy, the Fund intends to provide current income from short-term gains earned through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on securities not held by the Fund and indices comprised of Natural Resources Companies or Gold Companies or exchange-traded funds comprised of such issuers and writing put options on securities of Natural Resource Companies or Gold Companies. When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option. Any premiums received by the Fund from writing options may result in short-term capital gains.

The Fund may invest up to 20% of its assets in “convertible securities,” i.e., securities (bonds, debentures, notes, stocks and other similar

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

securities) that are convertible into common stock or other equity securities, and “income securities,” i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders.

Under normal market conditions, the Fund may invest up to 35% of its assets in fixed-income securities. Short-term discounted Treasury Bills or certain short-term securities of U.S. government sponsored instrumentalities are not subject to this limitation. The Fund has no requirements as to maturity or duration of its fixed-income investments, and the Fund does not target any particular average duration or average maturity. The average duration and average maturity of the Fund’s fixed-income investments is expected to vary.

The Fund may invest up to 25% of its assets in “junk bonds” such as convertible debt securities (which generally are rated lower than investment grade) and fixed-income securities that are rated lower than investment grade, or not rated but of similar quality as determined by Gabelli Funds, LLC (the “Investment Adviser”).

No assurance can be given that the Fund will achieve its investment objectives.

The Fund is intended for investors seeking long term growth of capital. The Fund is not intended to provide a vehicle for those who wish to exploit short term swings in the stock market.

Gabelli Funds, LLC serves as the investment adviser to the Fund. The Investment Adviser’s investment philosophy with respect to selecting investments in the natural resources and gold industries is to emphasize quality, value and favorable prospects for growth, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may provide attractive yields as well as capital gains potential and that allow the Fund to generate current income from short-term gains from writing covered calls on such stocks.

No assurances can be given that the Fund’s objectives will be achieved. The Fund’s investment objectives and its policies of investing at least 25% of its assets in normal circumstances in Natural Resources Companies and in Gold Companies are fundamental policies that cannot be changed without the affirmative vote of a majority, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the outstanding voting securities (voting together as a single class) of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). If the Fund issues and has outstanding preferred shares, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund voting as a separate class (which for this purposes and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Fund’s outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares) would also be required to change a fundamental policy. Unless specifically stated as such, no other policy of the Fund is fundamental and each policy may be changed by the Board without shareholder approval and the Fund will provide notice to shareholders of material changes. The Fund’s policy to invest at least 80% of its total assets in in securities of companies principally engaged in the natural resources and gold industries may be changed by the Board; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with Securities and Exchange Commission (the “SEC”) rules.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, each of which is noted as either a “principal” risk or a “non-principal” risk:

General Risks

Market Risk (Principal). The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. Interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of the Fund’s assets to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Coronavirus (“COVID-19”) and Global Health Event Risk (Principal). As of the filing date of this report, there is an outbreak of a highly contagious form of a novel coronavirus known as “COVID-19,” which the World Health Organization has declared a global pandemic. The United States has declared a national emergency, and for the first time in its history, every state in the United States is under a federal disaster declaration. Many states, including those in which we and our portfolio companies operate, have issued orders requiring or encouraging the closure of non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of and restrictions on events and travel, significant reductions in demand for certain goods and services, reductions in and restrictions on business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. Potential consequences of the current unprecedented measures taken in response to the spread of COVID-19, and current market disruptions and volatility that may impact our business include, but are not limited to:

●	sudden, unexpected and/or severe declines in the market price of our securities or net asset value;

●	inability of the Fund to accurately or reliably value its portfolio;

●	inability of the Fund to comply with certain asset coverage ratios that would prevent the Fund from paying dividends to our common shareholders;

●	inability of the Fund to pay any dividends and distributions to any class of equity holders;

●	inability of the Fund to service its debts to the extent the Fund has any notes or credit facilities outstanding;

●	inability of the Fund to maintain its status as a RIC under the Code;

●	potentially severe, sudden and unexpected declines in the value of our investments;

●	increased risk of default or bankruptcy by the companies in which we invest;

●	increased risk of companies in which we invest being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern;

●	reduced economic demand resulting from mass employee layoffs or furloughs in response to governmental action taken to slow the spread of COVID-19, which could impact the continued viability of the companies in which we invest;

●	companies in which we invest being disproportionally impacted by governmental action aimed at slowing the spread of COVID-19;

●	limited availability of new investment opportunities; and

●	general threats to the Fund’s ability to continue investment operations and to operate successfully as a non-diversified, closed-end investment company.

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the market price of our common and preferred shares.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

Total Return Risk (Principal). The Fund utilizes several investment management techniques in an effort to generate positive total return. The risks of these techniques, such as option writing, leverage, concentration in certain industries, and investing in emerging markets, are described in the following paragraphs. Taken together these and other techniques represent a risk that the Fund will experience a negative total return even in market environments that are generally positive and that the Fund’s returns, both positive and negative, may be more volatile than if the Fund did not utilize these investment techniques.

Industry Risk (Principal). The Fund’s investments will be concentrated in the natural resources and gold industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources or gold industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries

The Fund invests in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulations, world events and economic conditions. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources, including oil, and has drastically increased the price volatility of natural resources and companies within the natural resources industry. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. The metals (including both precious metals —such as silver and platinum — and base (i.e., non-precious) metals — such as copper, lead, nickel and zinc), paper, food and agriculture, forestry products, water, gas, oil, sustainable energy and other commodities industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies, some of which prior to the COVID-19 pandemic had experienced substantial price increases in recent periods, may also experience greater price volatility than other types of common stocks. The impact of COVID-19 on securities issued by Natural Resources Companies was dramatic beginning in February 2020 and ultimately culminating in near-panic selling though the middle of March 2020. While the securities of Natural Resources Companies have slowly been to recover, most are nowhere near their pre-March 2020 levels. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser’s judgments about trends in the prices of these securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

The Fund also invests in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply, which has experienced substantial increases in recent periods, but which also may be subject to substantial decreases, over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. In times of significant inflation or great economic uncertainty, Gold Companies have at times outperformed securities markets generally. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and the prices of equity securities of Gold Companies may be adversely affected, which could in turn affect the Fund’s returns. Some Gold Companies hedge, to varying degrees, their exposure to declines in the price of gold. Such hedging limits a Gold Company’s ability to benefit from future rises in the price of gold. The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

Supply and Demand Risk. A decrease in the production of or exploration of, gold, metals (including both precious metals — such as silver and platinum — and base (i.e., non-precious) metals — such as copper, lead, nickel and zinc), paper, food and agriculture, forestry products, gas, oil and other commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

from alternative energy sources or commodity prices. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources, including oil, and has drastically increased the price volatility of natural resources and companies within the natural resources industry. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Natural Resources Companies and Gold Companies over the long-term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many Natural Resources Companies and Gold Companies are either engaged in the production or exploration of particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, the development of existing sources, acquisitions, or long-term contracts to acquire reserves. The financial performance of Natural Resources Companies and Gold Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk. Natural Resources Companies and Gold Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Natural Resources Companies and Gold Companies.

Commodity Pricing Risk. The operations and financial performance of Natural Resources Companies and Gold Companies may be directly affected by the prices of the indicated commodities, especially those Natural Resources Companies and Gold Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively affect the performance of Natural Resources Companies and Gold Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Natural Resources Companies and Gold Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Catastrophe Risk. The operations of Natural Resources Companies and Gold Companies are subject to many hazards inherent in the development of energy infrastructure and the acquisition, exploration, production, mining, processing (including fractionating), refining, transportation (including trans-loading), storage, servicing or marketing of natural resources, including, but not limited to, crude oil, refined products, petrochemicals, natural gas, natural gas liquids, coal, metals and renewable energy sources, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and might result in the curtailment or suspension of their related operations. Not all Natural Resources Companies or Gold Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect a Natural Resources Company’s or Gold Company’s operations and financial condition.

Climate Change Risk. Climate change, and regulations intended to control its impact, may affect the value of the Fund’s investments. The Fund’s current evaluation is that the near term effects of climate change and climate change regulation on the Fund’s investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or related regulations. The Fund is subject to the special risks associated with climate change. Weather may play a role in the cash flows of the Natural Resources Companies in which the Fund invests. Although many of the companies in this sector can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, many be unpredictable. The damage done by extreme weather could adversely affect the financial condition of such companies. Additionally, new or strengthened regulations or legislation could increase the operating costs and/or decrease the revenues of Natural Resources Companies.

Interest Rate Risk for Natural Resources Companies and Gold Companies. The prices of the equity and debt securities of the Natural Resources Companies and Gold Companies that the Fund holds in its portfolio are susceptible in the short term to decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain investments as a result of the increased availability of alternative investments with yields comparable to those investments. Rising interest rates could adversely affect the financial performance

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

of Natural Resources Companies and Gold Companies generally by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. The risk of rising interest rates may be more pronounced because certain rates are near historical lows.

Risks Associated with Covered Calls and Other Option Transactions (Principal). There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk. The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Uncovered Calls (Principal). There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

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For combination writing, where the Fund writes both a put and a call on the same underlying instrument, the potential risk is unlimited. If a secondary market in options were to become unavailable, the Fund could not engage in losing transactions and would remain obligated until expiration or assignment.

Equity Risk (Principal). Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk (Principal). Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Distribution Risk for Equity Income Portfolio Securities (Principal). In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Interest Rate Risk (Principal). The primary risk associated with dividend- and interest-paying securities is interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in its investment value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Additionally, during periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Preferred Stock Risk (Principal). There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk (Principal). Because many of the world’s Natural Resources Companies and Gold Companies are located outside of the United States, the Fund may have a significant portion of its investments in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries, and there may be greater levels of price volatility in foreign markets. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

●	Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

●	Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the

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future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency-denominated investments.

●	Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

●	EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in reSspect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

●	Emerging Markets Risk. The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

●	Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional

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Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

●	Brexit Risk. Pursuant to an agreement setting out the terms on which the United Kingdom may leave the European Union (“Brexit”), the United Kingdom formally withdrew from the EU, effective January 31, 2020, and entered into an 11-month transition period. During this transition period, the United Kingdom is expected to renegotiate its political and economic relationships with the EU and other countries. As a result of the original referendum and other geopolitical developments leading to Brexit, the financial markets experienced increased levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Additional risks associated with Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services businesses that are conducting business in the EU and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Income Risk (Principal). The income shareholders receive from the Fund is expected to be based primarily on income from short-term gains that the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund’s covered call strategy fails to generate sufficient income from short-term gains or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.

Non-Investment Grade Securities (Non-Principal). The Fund may invest in below investment-grade debt securities, also known as “high-yield” securities or “junk bonds.” These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds” or “high yield” securities and generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

●	greater volatility;

●	greater credit risk and risk of default;

●	potentially greater sensitivity to general economic or industry conditions;

●	potential lack of attractive resale opportunities (illiquidity); and

●	additional expenses to seek recovery from issuers who default.

In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to

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purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

As a part of its investments in non-investment grade securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including non-investment grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Interest Rate Risk for Fixed Income Securities (Non-Principal). The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates are currently significantly below historical average rates and the Federal Reserve has begun to raise the Federal Funds rate, each of which results in more pronounced interest rate risk in the current market environment.

Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes. An increase in market interest rates will also generally result in a decrease in the price of any of the Fund’s outstanding preferred shares. For more risks associated with fixed income securities, see “Investment Objectives and Policies —Additional Investment Policies” in the SAI.

U.S. Government Securities and Credit Rating Downgrade Risk (Principal). The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may

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fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objectives. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Special Risks Related to Investment in Derivatives (Principal). The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

●	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain positions to avoid adverse tax consequences;

●	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

●	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some

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time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Counterparty Risk (Principal). The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Failure of Futures Commission Merchants and Clearing Organizations Risk (Principal). The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Swaps Risk (Principal). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the U.S., the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will

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no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Investment Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Futures Contracts and Options on Futures (Principal). Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices; possible reduction of the yield of the Fund due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contracts and the securities being hedged; losses from investing in futures transactions that are potentially unlimited; and the segregation requirements for such transactions.

Options Risk (Principal). To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

Short Sales Risk (Principal). Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment

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managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Leverage Risk (Principal). The Fund may use financial leverage for investment purposes. A leveraged capital structure would create special risks not associated with unleveraged funds that have a similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for any preferred shares or debt outstanding. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, to the extent the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. For more information regarding the risks of a leverage capital structure to holders of the Fund’s common shares, see “Risk Factors and Special Considerations — Special Risks to Holders of Common Shares — Leverage Risk.”

Market Discount Risk (Principal). The Fund is a non-diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Long Term Objective; Not a Complete Investment Program (Principal). The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Portfolio Turnover Risk (Principal). The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, may result in portfolio turnover that is higher than that of many investment companies. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Management Risk (Principal). The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversified Status (Principal). The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Dependence on Key Personnel (Principal). The Fund is dependent upon the expertise of Vincent Hugonnard-Roche as the sole option strategist on the Fund’s portfolio management team. If the Fund were to lose the services of Mr. Roche, it could be temporarily adversely affected until a suitable replacement could be found.

Market Disruption and Geopolitical Risk (Principal). The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine, North Korea and the Middle East, ongoing

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epidemics of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Due to a lapse in appropriations, a partial U.S. government shutdown occurred from December 22, 2018 through January 25, 2019. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Fund’s investments and operations. In addition, the Fund’s ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

As previously discussed, Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The decision made in the British referendum may also lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute its respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be impacted by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk (Principal). The global financial crisis led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, valuation, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Executive Branch has called for, and in certain instances has begun to implement, significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes

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and fiscal and monetary policy. To the extent the U.S. Congress or the Executive Branch implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Legislation Risk (Non-Principal). At any time after the date of this report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Reliance on Service Providers Risk (Non-Principal). The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk (Principal). The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Misconduct of Employees and of Service Providers Risk (Non-Principal). Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and authorized trading activities, concealing unsuccessful trading activities (which in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Inflation Risk (Non-Principal). Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk (Non-Principal). Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Restricted and Illiquid Securities Risk (Principal). Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered

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under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Investment Companies (Principal). The Fund may invest in the securities of other investment companies, including exchange traded funds, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.

Investment Dilution Risk (Principal). The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

Legal, Tax and Regulatory Risks (Principal). Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Anti-Takeover Provisions (Principal). The Agreement and Declaration of Trust and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Special Risks to Holders of Common Shares (Principal)

Dilution Risk. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution of the aggregate net asset value of their common shares. Such dilution will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of June 30, 2020, the amount of leverage represented approximately 20% of the Fund’s net assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings, notes or preferred shares or of losing its ratings on its notes or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the borrowings, preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption or repayment of some or all of the borrowings, preferred shares or notes.

●	Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or notes, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings, notes or preferred shares or of losing its ratings on its notes or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the borrowings, preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption or repayment of some or all of the borrowings, preferred shares or notes.

Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or notes, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

Market Discount Risk. As described above in “ — General Risks — Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long-term investors and investors in the shares should not view the Fund as a vehicle for trading purposes.

Special Risks to Holders of Preferred Shares (Principal)

Illiquidity Prior to Exchange Listing. Prior to an offering, there will be no public market for any series of fixed rate preferred shares. In the event any series of fixed rate preferred shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed rate preferred shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors.

Special Risks to Holders of Notes (Principal)

An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks of Notes to Holders of Preferred Shares (Principal)

As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Special Risks to Holders of Notes and Preferred Shares (Principal)

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund expects that it would return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices.

For the fiscal year ended December 31, 2020, the Fund made distributions of $0.48 per common share, all of which constituted a return of capital. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or notes, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.

These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. A rating (if any) by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating (if any) does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to notes or preferred shares, we may alter our portfolio or redeem the preferred securities or notes under certain circumstances.

Special Risk to Holders of Subscription Rights (Principal)

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities

Senior Securities / leverage

As of December 31, 2020, the Fund uses leverage through the issuance of preferred Shares.

Effects of Leverage

The following information is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of Preferred Shares, as of December 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Shares dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of December 31, 2020), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs.

The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as derivative instruments.

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements).	19.90%
Estimated Annual Effective Preferred Share Dividend Rate	5.20%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate	1.04%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(14.03%)
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(7.79%)
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(1.54%)
Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.70%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	10.95%

Common Shares total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred Shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Fund’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in shares of common Shares, as a percentage of net assets attributable to common Shares. All expenses of the Fund will be borne, directly or indirectly, by the common Shareholders. Amounts are for the current fiscal year.

Annual Expenses	Percentages of Net Assets Attributable to Common Shares
Management Fees	1.25%
Other Expenses	0.64%
Total Annual Expenses	1.89%
Dividends on Preferred Shares	1.29%
Total Annual Expenses and Dividends on Preferred Shares	3.18%

(1) The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding shares of preferred Shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed). Consequently, because the Fund has preferred Shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common Shares will be higher than if the Fund did not utilize a leveraged capital structure.

(2) Dividends on Preferred Shares represent the estimated annual distributions on the existing preferred Shares outstanding.

The following example illustrates the expenses you would pay on a $1,000 investment in common Shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$32	$98	$166	$348

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

*The example should not be considered a representation of future expenses. The example is based on Total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The above example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$19	$59	$102	$221

Share Price Data

The following table sets forth for the quarters indicated, the high and low closing prices on the NYSE per share of the Fund’s common Shares and the net asset value and the premium or discount from net asset value at which the common Shares was trading, expressed as a percentage of net asset value, at each of the high and low NYSE closing prices provided.

	Market Price		Corresponding NAV		Premium/(Discount)(a)
Quarter End	High	Low	High	Low	High	Low
March 31, 2019	$5.68	$5.10	$6.18	$5.74	(8.09)%	(11.15)%
June 30, 2019	$5.82	$5.29	$6.18	$5.83	(5.82)%	(9.26)%
September 30, 2019	$5.98	$5.60	$6.08	$6.08	(1.64)%	(7.89)%
December 31, 2019	$6.16	$5.68	$5.92	$5.87	4.21%	(3.23)%
March 31, 2020	$6.19	$2.49	$6.10	$3.74	1.47%	(33.42)%
June 30, 2020	$4.86	$3.75	$5.37	$4.33	(9.49)%	(13.39)%
September 30, 2020	$5.30	$4.75	$6.06	$5.64	(12.54)%	(15.78)%
December 31, 2020	$5.22	$4.65	$5.94	$5.53	(12.12)%	(15.91)%

(a)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2020 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

Financial Highlights 2011-2015

	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Operating Performance:
Net asset value, beginning of year	$8.75		$10.91	$13.93		$15.06	$19.06 (b)
Net investment income	0.02		0.02	0.06		0.11	0.02
Net realized and unrealized gain/(loss) on investments, written options,and foreign currency transactions	(1.44)		(1.10)	(1.58)		0.44	(2.76)
Total from investment operations.	(1.42)		(1.08)	(1.52)		0.55	(2.74)
Distributions to Common Shareholders:
Net investment income	(0.01)		(0.02)	(0.06)		(0.10)	(0.05)
Net realized short term gains.	—		—	—		(1.05)	(0.86)
Net realized long term gains	—		—	—		(0.04)	—
Return of capital	(0.83)		(1.06)	(1.44)		(0.49)	(0.35)
Total distributions to common shareholders	(0.84)		(1.08)	(1.50)		(1.68)	(1.26)
Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	0.00	(c)	—	(0.00	)(c)	0.00 (c)	0.00 (c)
Net Asset Value, End of Year	$6.49		$8.75	$10.91		$13.93	$15.06
NAV total return†	(17.57)%		(11.25)%	(11.22)%		3.90%	(15.00)%
Market value, end of year	$5.73		$8.07	$10.02		$13.69	$13.44
Investment total return††	(19.98)%		(10.48)%	(16.78)%		14.25%	(27.46)%
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year (in 000’s)	$135,914		$184,118	$229,675		$290,964	$310,777
Ratio of net investment income to average net assets	0.21%		0.22%	0.51%		0.75%	0.10%
Ratio of operating expenses to average net assets	1.36	%(d)	1.25%	1.22%		1.17%	1.17%
Portfolio turnover rate	58.0%		101.5%	81.5%		51.6%	37.5%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on January 27, 2011.

(b)	The beginning of period NAV reflects a $0.04 reduction of costs associated with the initial public offering.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

Portfolio Managers

There were no changes to the portfolio management team during the year ended December 31, 2020.

AUTOMATIC DIVIDEND
REINVESTMENT AND VOLUNTAR
CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of the GAMCO Natural Resources, Gold & Income Trust by Gabelli (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund.

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

GAMCO Natural Resources, Gold & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in ”street name“ at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the New York Stock Exchange, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO Natural Resources, Gold & Income Trust
Additional Fund Information (Continued) (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Natural Resources, Gold & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4]:
Anthony S. Colavita[5] Trustee Age: 59	Since 2018*	18	Attorney, Anthony S. Colavita, P.C.	—
James P. Conn Trustee Age: 82	Since 2008**	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Vincent D. Enright Trustee Age: 77	Since 2008**	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)
Frank J. Fahrenkopf, Jr.[5] Trustee Age: 81	Since 2008*	12

Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)

				Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company
William F. Heitmann Trustee Age: 71	Since 2011*	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate) Senior; Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Chair of Syncreon (contract logistics provider) (2011-2019)
Michael J. Melarkey Trustee Age: 71	Since 2008***	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Kuni Nakamura[6] Trustee Age: 52	Since 2008**	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—
Anthonie C. van Ekris[5] Trustee Age: 86	Since 2008***	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—
Salvatore J. Zizza[6,7] Trustee Age: 75	Since 2008*	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020);
John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017
Peter Goldstein Secretary and Vice President Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015
Molly A.F. Marion Vice President and Age: 66	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2020) and Vice President (2012-2019) of Gabelli Funds, LLC
David I. Schachter Vice President and Ombudsman Age: 67	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC
Carter W. Austin Vice President Age: 54	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
4	Trustees who are not interested persons are considered “Independent” Trustees.
5	Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Continued) (Unaudited)

6	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

7	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

GAMCO Natural Resources, Gold & Income Trust

Board Consideration and Re-Approval of Investment Management and Investment Advisory Agreements (Unaudited)

At its meeting on November 12, 2020, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the portfolio managers.

The Independent Board Members also noted that they were impressed with the overall quality of the materials relating to the Board’s consideration of the Advisory Agreement.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one, three, and five year periods (as of September 30, 2020) against a peer group of eight other comparable funds prepared by the Adviser (the “Adviser Peer Group”) and against a larger peer group of 28 closed-end funds constituting the Fund’s Lipper category (Options Arbitrage/Options Strategies and Sector Equity Closed-End Funds) (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance was in the third, fourth and third quartiles for the one, three and five year periods for the Adviser Peer Group and in the second, fourth and third quintiles for the one, three, and five year periods for the Lipper Peer Group. The Independent Board Members discussed the impact of COVID-19 on the Fund’s performance and the effects of low to negative real interest rates around the world and increased volatility. In this regard, the Independent Board Members noted that the Fund’s underperformance relative to available peers in the Adviser Peer Group and the Lipper Peer Group was attributable to its particular sector focus and the ongoing challenging market environment for the natural resources and precious metals sectors over the applicable measurement periods. The Independent Board Members also noted that they had previously requested that the Fund’s portfolio managers take steps to reduce volatility or mitigate its impact in the Fund’s portfolio and that they were satisfied with the steps the portfolio managers have taken in response to this request.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop. The Independent Board Members also noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer

GAMCO Natural Resources, Gold & Income Trust

Board Consideration and Re-Approval of Investment Management and Investment Advisory Agreements (Unaudited) (Continued)

Group and the Lipper Peer Group. The Independent Board Members noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund was smaller than average within the peer groups and that its expense ratios were higher than the average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Board recognized that the Adviser and its affiliates did not manage other accounts with similar strategies that had fees lower than those charged for the Fund.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and that its recent performance measured against the limited universe of other funds that invest in one or more of its sectors and utilize a covered call options writing strategy was acceptable. The Independent Board Members discussed the impact of COVID-19 on the Fund’s performance and noted improvements in the Fund’s performance for the three and five year periods against the Adviser Peer Groups. The Independent Board Members concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2020

 Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income	Return of Capital (a)	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Shares
01/24/20	01/16/20	—	$0.05000	$0.05000	$6.05000
02/21/20	02/13/20	—	0.05000	0.05000	5.90000
03/24/20	03/17/20	—	0.05000	0.05000	3.84550
04/23/20	04/16/20	—	0.05000	0.05000	4.67190
05/21/20	05/14/20	—	0.05000	0.05000	4.76420
06/23/20	06/16/20	—	0.05000	0.05000	4.74790
07/24/20	07/17/20	—	0.03000	0.03000	5.25990
08/24/20	08/17/20	—	0.03000	0.03000	5.19600
09/23/20	09/16/20	—	0.03000	0.03000	4.85260
10/23/20	10/16/20	—	0.03000	0.03000	4.95140
11/20/20	11/13/20	—	0.03000	0.03000	4.95670
12/18/20	12/11/20	—	0.03000	0.03000	5.15060
		—	$0.48000	$0.48000
5.2000% Series A Cumulative Preferred Stock
03/26/20	03/19/20	$0.26420	$0.06080	$0.32500
06/26/20	06/19/20	0.26420	0.06080	0.32500
09/28/20	09/21/20	0.26420	0.06080	0.32500
12/28/20	12/18/20	0.26420	0.06080	0.32500
		$1.05680	$0.24320	$1.30000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2020 tax returns. Ordinary distributions may include net investment income, realized net short term capital gains, and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2020, the Fund paid to preferred shareholders ordinary income dividend of $1.05680 per share. For 2020, 96.58% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 4.43% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2020 derived from U.S. Government securities was 4.43%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 19.20% of total investments.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2020

		Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Return of Capital (a)	Foreign Tax Credit (c)	Total Distributions (d)	Adjustment to Cost Basis (e)
Common Shares
2020	—	—	—	$0.48000	—	$0.48000	$0.48000
2019	—	—	—	0.60000	—	0.60000	0.60000
2018	—	—	—	0.60000	—	0.60000	0.60000
2017	$0.06360	—	—	0.53640	—	0.60000	0.53640
2016	0.02400	—	—	0.81600	—	0.84000	0.81600
2015	0.01200	—	—	0.82800	—	0.84000	0.82800
2014	0.02280	—	—	1.05720	—	1.08000	1.05720
2013	0.07110	—	—	1.42890	$(0.01020)	1.48980	1.42890
2012	0.12030	$1.04790	$0.04380	0.46800	(0.01740)	1.66260	0.46800
2011	0.04770	0.86670	—	0.34560	—	1.26000	0.34560

5.2000% Cumulative Preferred Stock
2020	$1.14240	—	—	$0.24320	$(0.0856)	$1.30000	$0.24320
2019	0.98880	—	—	0.39120	(0.0800)	1.30000	0.39120
2018	1.04000	—	—	0.26000	—	1.30000	0.26000
2017	0.21667	—	—	—	—	0.21667	—

(a)	Non-taxable.
(b)	Taxable as ordinary income for Federal tax purposes.
(c)	Per share ordinary investment income and investment income are grossed up for the foreign tax credit. (d) Total amounts may differ due to rounding.
(e)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabeli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGNTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST
One Corporate Center
Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Anthony S. Colavita	Bruce N. Alpert
Attorney,	President
Anthony S. Colavita, P.C.
John C. Ball
James P. Conn	Treasurer
Former Managing Director &
Chief Investment Officer,	Peter Goldstein
Financial Security Assurance	Secretary & Vice President
Holdings Ltd.
Richard J. Walz
Vincent D. Enright	Chief Compliance Officer
Former Senior Vice President &
Chief Financial Officer,	Molly A.F. Marion
KeySpan Corp.	Vice President & Ombudsman

Frank J. Fahrenkopf, Jr.	David I. Schachter
Former President &	Vice President & Ombudsman
Chief Executive Officer,
American Gaming Association	Carter W. Austin
Vice President
William F. Heitmann
Former Senior Vice President	INVESTMENT ADVISER
of Finance,	Gabelli Funds, LLC
Verizon Communications, Inc.	One Corporate Center
Rye, New York 10580-1422
Michael J. Melarkey
Of Counsel,	CUSTODIAN
McDonald Carano Wilson LLP	The Bank of New York Mellon

Kuni Nakamura	COUNSEL
President,	Skadden, Arps, Slate, Meagher &
Advanced Polymer, Inc.	Flom LLP

Anthonie C. van Ekris	TRANSFER AGENT AND
Chairman,	REGISTRAR
BALMAC International, Inc.	American Stock Transfer and
Trust Company
Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

GNT 04/2020

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that William F. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,636 for 2019 and $39,409 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $45,550 for 2019 and $45,660 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $13,500 for 2020. All other fees represent services provided in review of registration statements and performing strategic analysis work.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $13,500 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., William F. Heitmann, and Salvatore J. Zizza.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.       Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.       Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.       Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.       Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation.  We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”).  In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages The GAMCO Natural Resources, Gold & Income Trust, (the Fund). The individuals listed below are those who are primarily responsible for the day to day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management Inc. in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2020. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.4 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	22	$198.3 million	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Vincent Hugonnard-Roche	Registered Investment Companies:	1	$713.2 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$1.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M.P. Bryan and Vincent Hugonnard-Roche each owned $1-$10,000 and $1-$10,000, respectively, of shares of the Trust as of December 31, 2020.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 07/01/2020 through 07/31/2020	Common – 59,019 Preferred Series A – N/A	Common – $4.8440 Preferred Series A – N/A	Common – 59,019 Preferred Series A – N/A	Common – 20,801,934 – 59,019 = 20,742,915 Preferred Series A – 1,170,102
Month #2 08/01/2020 through 08/31/2020	Common – 209,243 Preferred Series A – N/A	Common – $5.1954 Preferred Series A – N/A	Common – 209,243 Preferred Series A – N/A	Common – 20,742,915 – 209,243 = 20,533,672 Preferred Series A – 1,170,102
Month #3 09/01/2020 through 09/30/2020	Common – 270,371 Preferred Series A – N/A	Common – $5.0482 Preferred Series A – N/A	Common – 270,371 Preferred Series A – N/A	Common – 20,533,672 – 270,371 = 20,263,301 Preferred Series A – 1,170,102
Month #4 10/01/2020 through 10/31/2020	Common – 225,352 Preferred Series A – N/A	Common – $4.9489 Preferred Series A – N/A	Common – 225,352 Preferred Series A – N/A	Common – 20,263,301 – 225,352 = 20,037,949 Preferred Series A – 1,170,102

Month #5 11/01/2020 through 11/30/2020	Common – 122,339 Preferred Series A – N/A	Common – $4.9278 Preferred Series A – N/A	Common – 122,339 Preferred Series A – N/A	Common – 20,037,949 – 122,339 = 19,915,610 Preferred Series A – 1,170,102
Month #6 12/01/2020 through 12/31/2020	Common – 82,419 Preferred Series A – N/A	Common – $5.0911 Preferred Series A – N/A	Common – 82,419 Preferred Series A – N/A	Common – 19,915,610 – 82,419 = 19,833,191 Preferred Series A – 1,170,102
Total	Common – 968,743 Preferred Series A – N/A	Common – $5.0152 Preferred Series A – N/A	Common – 968,743 Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     GAMCO Natural Resources, Gold & Income Trust

By (Signature and Title)*  /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

By (Signature and Title)*   /s/ John C. Ball

John C. Ball, Principal Financial Officer and Treasurer

Date                                 March 8, 2021

* Print the name and title of each signing officer under his or her signature.